Exhibit 99.1
Cutera Announces Third Quarter 2022 Financial Results

Continued momentum in Capital equipment sales, posting 27% growth as reported and 32% in constant currency;

Strong Consumable product growth reflecting robust underlying treatment volumes;

Moving to full North American AviClear launch following successful limited commercial release;

Reiterating full-year revenue guidance despite foreign exchange headwinds, implying year-over-year constant currency growth of approximately 20%

BRISBANE, California, November 3, 2022 ─ Cutera, Inc. (Nasdaq: CUTR) (“Cutera” or the “Company”), a leading provider of aesthetic and dermatology solutions, today reported financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Financial and Operational Highlights

•Consolidated revenue of $62.8 million driven by capital equipment and consumable product demand.

•During Q3 2022, over 100 new active placements of AviClear devices, up from the over 50 in Q2 and slightly ahead of the previous 100 device Q3 commitment.

•Strong Consumable Product Revenue, up 66% as reported and 74% on a constant currency basis, reflecting robust underlying treatment volumes and the inclusion of AviClear patient procedure revenue.

•GAAP Gross margin of 54.5% in the quarter, compared to 58.2% in the prior-year period.

◦Excluding the 170 basis point impact from AviClear investments and foreign exchange headwinds of approximately 250 basis points, gross margin would have been 58.7%.

•GAAP Operating expenses were $43.7 million in the quarter, compared to $32.8 million in the prior-year period. Operating expenses during the period included $8.1 million in AviClear spending in addition to $1.4 million in ERP implementation expenses.

•GAAP Net loss was $12.1million, compared to a Net loss of $1.4 million in the prior-year period.

•Adjusted EBITDA was a loss of $2.0 million, compared to a gain of $5.1 million in the prior-year period.

◦Excluding AviClear impacts of $7.9 million in the quarter and foreign exchange headwinds of $3.1 million over the prior year period comparable adjusted EBITDA would have been $9.1 million.

Key Revenue Metrics	Three Months Ended September 30, 2022	% Change 2022 Vs 2021	Constant Currency
Capital Equipment	$41.0	27%	32%
Skincare	$9.4	-36%	-21%
Consumables	$6.1	66%	74%
Service	$6.3	-6%	-1%
Recurring	$21.8	-13%	-2%
Total Revenue	$62.8	9%	17%

Key Profit Metrics	Three Months Ended September 30, 2022	Constant Currency
GAAP Margin %	54.5%	57.0%
Non-GAAP Margin %	55.4%	57.8%
Adjusted EBITDA	($2.0)	$1.2
% Margin	-3.1%	1.9%

Key Revenue Metrics	Nine Months Ended September 30, 2022	% Change 2022 Vs 2021	Constant Currency
Capital Equipment	$121.2	26%	30%
Skincare	$30.7	-21%	-8%
Consumables	$15.3	39%	44%
Service	$17.9	-9%	-5%
Recurring	$63.9	-8%	1%
Total Revenue	$185.0	12%	18%

Key Profit Metrics	Nine Months Ended September 30, 2022	Constant Currency
GAAP Margin %	54.6%	56.5%
Non-GAAP Margin %	55.6%	57.4%
Adjusted EBITDA	$(7.4)	$(0.3)
% Margin	-4.0%	-0.2%

“I am pleased by the momentum we continue to see in our core business, as prior investments in sales force expansion deliver strong results in both our capital and consumables product segments across North America and other direct-sales markets. We remain watchful to the global macroeconomic conditions and are prepared to respond quickly if warranted. Based upon our current view, the strength of our third quarter performance, and our capital equipment pipeline, we remain encouraged by the resilience of our core markets,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc.

“During the quarter, in addition to setting an all-time high for 3Q capital sales in North America, our sales team executed the second phase of our Limited Commercial Release, placing over 100 additional active AviClear devices into the field. These efforts enabled us to validate several new processes and as a result in November we will move to a full launch of this revolutionary product and procedure in North America, slightly ahead of our previous plans.

2022 Outlook
Based upon our results year-to-date, despite unprecedented foreign exchange volatility Cutera expects to finish 2022 at the upper end of revenue guidance of $255 million to $260 million, fully absorbing the impact of approximately $17 million of currency headwinds. This implies constant currency growth of roughly 18% to 20% over the prior year.

Management now anticipates the placement of an additional 200 AviClear devices during the fourth quarter of 2022, bringing the total number of active AviClear platforms entering FY 2023 to approximately 350.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:15 p.m. PT (4:15 p.m. ET). Participating in the call will be Dave Mowry, Chief Executive Officer, and Rohan Seth, Chief Financial Officer.

To participate in the conference call, dial 1-800-319-4610 (domestic) or + 1-631-891-4304 (international).

The call will also be a webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.
Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1-415-657-5500 or 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive and other non-recurring severance costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system costs, non-recurring legal and litigation costs, and the loss on extinguishment of convertible notes. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive and other non-recurring separation costs, customer relationship management and enterprise resource planning system costs, non-recurring legal and litigation costs, and losses on the extinguishment of convertible notes.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, regularly and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expenses related to grants of options, employee stock purchase plans, and performance and restricted stock. Depending upon the size, timing, and terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive and other non-recurring severance costs. We have excluded costs associated with the resignation of our former Executive Officers in calculating our non-GAAP operating expenses and net income measures. We exclude these and other non-recurring employee separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Non-recurring legal and litigation costs. We have excluded costs incurred related to third-party litigation and disputes, that are non-recurring; and

Loss on extinguishment of convertible notes. We have excluded the loss on extinguishment of convertible notes. We excluded this loss because we believe it is non-recurring.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects, or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements, or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates concerning those or other forward-looking statements. Cutera's financial performance for the third quarter ended September 30, 2022, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Greg Barker
VP, Corporate FP&A
415-657-5500
IR@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$45,880	$164,164
Marketable investments	204,946	—
Accounts receivable, net	35,876	31,449
Inventories, net	55,938	39,503
Other current assets and prepaid expenses	23,672	14,545
Total current assets	366,312	249,661

Property and equipment, net	34,479	3,019
Deferred tax assets	626	778
Goodwill	1,339	1,339
Operating lease right-of-use assets	13,033	14,627
Other long-term assets	11,668	10,169
Restricted cash	700	700
Total assets	$428,157	$280,293

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$34,176	$7,891
Accrued liabilities	50,791	54,100
Operating leases liabilities	2,712	2,419
Deferred revenue	10,579	9,490
Total current liabilities	98,258	73,900

Deferred revenue, net of current portion	1,822	1,335
Operating lease liabilities, net of current portion	11,642	13,483
Convertible notes, net of unamortized debt issuance costs	300,256	134,243
Other long-term liabilities	685	763
Total liabilities	412,663	223,724

Stockholders’ equity:
Common stock	20	18
Additional paid-in capital	148,535	114,724
Accumulated other comprehensive loss	(336)	—
Accumulated deficit	(132,725)	(58,173)
Total stockholders' equity	15,494	56,569
Total liabilities and stockholders' equity	$428,157	$280,293

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Products	$56,540	$50,694	$167,195	$146,056
Service	6,268	6,690	17,851	19,585
Total net revenue	62,808	57,384	185,046	165,641

Products	25,255	20,259	74,066	59,483
Service	3,305	3,700	9,900	11,234
Total cost of revenue	28,560	23,959	83,966	70,717
Gross profit	34,248	33,425	101,080	94,924
Gross margin %	54.5%	58.2%	54.6%	57.3%

Operating expenses:
Sales and marketing	26,488	19,190	78,433	52,668
Research and development	6,389	5,802	19,747	14,764
General and administrative	10,804	7,807	35,554	23,633
Total operating expenses	43,681	32,799	133,734	91,065
(Loss) income from operations	(9,433)	626	(32,654)	3,859
Interest and other (expense) income, net
Amortization of debt issuance costs	(400)	(225)	(917)	(492)
Interest on convertible notes	(1,739)	(768)	(3,666)	(1,737)
Loss on extinguishment of convertible notes	—	—	(34,423)	—
Gain on extinguishment of PPP loan	—	—	—	7,185
Other expense, net	265	(561)	(2,018)	(1,976)
(Loss) income before income taxes	(11,307)	(928)	(73,678)	6,839
Income tax expense	827	462	874	842
Net (loss) income	$(12,134)	$(1,390)	$(74,552)	$5,997

Net (loss) income per share:
Basic	$(0.62)	$(0.08)	$(3.95)	$0.34
Diluted	$(0.62)	$(0.08)	$(3.95)	$0.33

Weighted-average number of shares used in per share calculations:
Basic	19,593	17,945	18,897	17,860
Diluted	19,593	17,945	18,897	18,327

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net (loss) income	$(12,134)	$(1,390)	$(74,552)	$5,997
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Stock-based compensation	4,245	3,742	13,021	8,507
Depreciation and amortization	674	307	1,603	1,014
Amortization of contract acquisition costs	596	427	1,815	1,430
Amortization of debt issuance costs	400	225	917	492
Unrealized gain on foreign exchange forward	(292)	—	(292)	—
Impairment of capitalized cloud computing costs	—	—	—	182
Change in deferred tax assets	72	3	152	54
Provision for excess and obsolete inventories	(448)	636	110	1,335
Provision for credit losses	268	(391)	677	101
Loss (gain) on sale of property and equipment	23	37	86	(45)
PPP loan forgiveness	—	—	—	(7,185)
Change in right-of-use asset	668	1,077	1,976	1,681
Loss on extinguishment of convertible notes	—	—	34,423	—
Changes in assets and liabilities:
Accounts receivable, net	(3,996)	(4,466)	(5,104)	(8,899)
Inventories, net	(10,666)	(1,604)	(28,725)	(8,261)
Other current assets and prepaid expenses	(5,801)	(4,494)	(8,835)	(4,571)
Other long-term assets	(2,573)	(1,767)	(3,644)	(3,487)
Accounts payable	5,671	1,049	20,442	575
Accrued liabilities	3,194	2,129	(3,684)	11,782
Operating lease liabilities	(658)	(1,043)	(1,930)	(1,573)
Deferred revenue	874	(723)	1,576	(557)
Net cash used in operating activities	(19,883)	(6,246)	(49,968)	(1,428)

Cash flows from investing activities:
Acquisition of property, equipment and software	(5,869)	(12)	(14,107)	(382)
Disposal of property and equipment	—	—	—	71
Purchase of marketable and long-term investments	47,000	—	47,000	—
Purchase of marketable investments	(48,973)	—	(252,282)	—
Net cash used in investing activities	(7,842)	(12)	(219,389)	(311)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	248	158	1,687	2,056
Taxes paid related to net share settlement of equity awards	(586)	(511)	(4,820)	(1,963)
Purchase of capped call	—	—	(31,671)	(16,134)
Payment of issuance costs of capped call	(353)	—	(353)	—
Proceeds from issuance of convertible notes	—	—	240,000	138,250
Payment of issuance costs of convertible notes	(646)	—	(7,602)	(4,717)
Extinguishment of convertible notes	—	—	(45,777)	—
Payments on finance lease obligations	(108)	(103)	(391)	(314)
Net cash (used in) provided by financing activities	(1,445)	(456)	151,073	117,178

Net (decrease) increase in cash, cash equivalents and restricted cash	(29,170)	(6,714)	(118,284)	115,439
Cash, cash equivalents, and restricted cash at beginning of period	75,750	169,200	164,864	47,047
Cash, cash equivalents, and restricted cash at end of period	$46,580	$162,486	$46,580	$162,486

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30, 2022	September 30, 2021	2022 Vs 2021	September 30, 2022	September 30, 2021	2022 Vs 2021
Revenue By Geography:
North America	$33,258	$26,710	+24.5%	$94,350	$75,794	+24.5%
Japan	15,263	19,335	-21.1%	47,940	53,311	-10.1%
Rest of World	14,287	11,339	+26.0%	42,756	36,536	+17.0%
Total Net Revenue	$62,808	$57,384	+9.5%	$185,046	$165,641	+11.7%
International as a percentage of total revenue	47.0%	53.5%		49.0%	54.2%

Revenue By Product Category:
Systems
–North America	$25,359	$20,680	+22.6%	$73,298	$57,353	+27.8%
–Rest of World (including Japan)	15,626	11,511	+35.7%	47,854	38,726	+23.6%
Total Systems	40,985	32,191	+27.3%	121,152	96,079	+26.1%
Consumables	6,119	3,684	+66.1%	15,320	11,040	+38.8%
Skincare	9,436	14,819	-36.3%	30,723	38,937	-21.1%
Total Products	56,540	50,694	+11.5%	167,195	146,056	+14.5%
Service	6,268	6,690	-6.3%	17,851	19,585	-8.9%
Total Net Revenue	$62,808	$57,384	+9.5%	$185,046	$165,641	+11.7%

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$471	$330	$1,430	$908
Sales and marketing	1,641	711	3,855	1,954
Research and development	466	1,020	2,513	1,628
General and administrative	1,667	1,681	5,223	4,017
	$4,245	$3,742	$13,021	$8,507

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2022
	GAAP	Depreciation and Amortization	Stock-Based Compensation	ERP Implementation	Legal - Lutronic	Severance	Other Adjustments	Non-GAAP

Net revenue	$62,808	—	—	—	—	—	—	$62,808
Cost of revenue	28,560	(359)	(471)	—	—	(26)	290	27,994
Gross profit	34,248	359	471	—	—	26	(290)	34,814
Gross margin %	54.5%							55.4%

Operating expenses:
Sales and marketing	26,488	(715)	(1,641)	—	—	(262)	—	23,870
Research and development	6,389	(67)	(466)	—	—	(88)	—	5,768
General and administrative	10,804	(54)	(1,667)	(1,351)	(566)	(39)	—	7,127
Total operating expenses	43,681	(836)	(3,774)	(1,351)	(566)	(389)	—	36,765
(Loss) income from operations	(9,433)	1,195	4,245	1,351	566	415	(290)	(1,951)
Interest and other income (expense), net
Amortization of debt issuance costs	(400)	—	—	—	—	—	—	(400)
Interest on convertible notes	(1,739)	—	—	—	—	—	—	(1,739)
Other income	265	—	—	—	—	—	—	265
Total interest and other expense, net	(1,874)	—	—	—	—	—	—	(1,874)
(Loss) income before income taxes	(11,307)	1,195	4,245	1,351	566	415	(290)	(3,825)
Income taxes expense	827	—	—	—	—	—	—	827
Net (loss) income	$(12,134)	$1,195	$4,245	$1,351	$566	$415	$(290)	$(4,652)

Net loss per share:
Basic	$(0.62)							$(0.24)

Weighted-average number of shares used in per share calculations:
Basic	19,593							19,593

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	42.2%							38.0%
Research and development	10.2%							9.2%
General and administrative	17.2%							11.3%
	69.6%							58.5%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2021
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$57,384	—	—	—	—	—	$57,384
Cost of revenue	23,959	(132)	(330)	—	—	445	23,942
Gross profit	33,425	132	330	—	—	(445)	33,442
Gross margin %	58.2%						58.3%

Operating expenses:
Sales and marketing	19,190	(549)	(711)	—	—	—	17,930
Research and development	5,802	(49)	(1,020)	—	—	—	4,733
General and administrative	7,807	(8)	(1,681)	(128)	(288)	—	5,702
Total operating expenses	32,799	(606)	(3,412)	(128)	(288)	—	28,365
(Loss) income from operations	626	738	3,742	128	288	(445)	5,077
Interest and other expense, net
Amortization of debt issuance costs	(225)	—	—	—	—	—	(225)
Interest on convertible notes	(768)	—	—	—	—	—	(768)
Other expense	(561)	—	—	—	—	—	(561)
Total interest and other expense, net	(1,554)	—	—	—		—	(1,554)
(Loss) income before income taxes	(928)	738	3,742	128	288	(445)	3,523
Income tax expense	462	—	—	—	—	—	462
Net (loss) income	$(1,390)	$738	$3,742	$128	$288	$(445)	$3,061

Net (loss) income per share:
Basic	$(0.08)						$0.17

Weighted-average number of shares used in per share calculations:
Basic	17,945						17,945

Operating expenses as a % of net revenue	GAAP						Non-GAAP
Sales and marketing	33.4%						31.2%
Research and development	10.1%						8.2%
General and administrative	13.6%						9.9%
	57.1%						49.3%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2022
	GAAP	Depreciation and Amortization		Stock-Based Compensation	ERP Implementation	Legal - Lutronic	Severance	Other Adjustments	Loss on Extinguishment of Convertible Notes	Non-GAAP

Net revenue	$185,046	—		—	—	—	—	—	—	$185,046
Cost of revenue	83,966	(596)		(1,430)	—	—	(26)	290	—	82,204
Gross profit	101,080	596		1,430	—	—	26	(290)	—	102,842
Gross margin %	54.6%									55.6%

Operating expenses:
Sales and marketing	78,433	(2,328)		(3,855)	—	—	(262)	—	—	71,988
Research and development	19,747	(180)		(2,513)	—	—	(88)	—	—	16,966
General and administrative	35,554	(238)		(5,223)	(7,712)	(1,062)	(39)	—	—	21,280
Total operating expenses	133,734	(2,746)		(11,591)	(7,712)	(1,062)	(389)	—	—	110,234
(Loss) income from operations	(32,654)	3,342		13,021	7,712	1,062	415	(290)	—	(7,392)
Interest and other (expense) income, net
Amortization of debt issuance costs	(917)	—		—	—	—	—	—	—	(917)
Interest on convertible notes	(3,666)	—		—	—	—	—	—	—	(3,666)
Loss on extinguishment of convertible notes	(34,423)	—	—	—	—	—	—	—	34,423	—
Other expense	(2,018)	—		—	—	—	—	—	—	(2,018)
Total interest and other expense, net	(41,024)	—		—	—	—	—	—	34,423	(6,601)
(Loss) income before income taxes	(73,678)	3,342		13,021	7,712	1,062	415	(290)	34,423	(13,993)
Income tax expense	874	—		—	—	—	—	—	—	874
Net (loss) income	$(74,552)	$3,342		$13,021	$7,712	$1,062	$415	$(290)	$34,423	$(14,867)

Net loss per share:
Basic	$(3.95)									$(0.79)

Weighted-average number of shares used in per share calculations:
Basic	18,897									18,897

Operating expenses as a % of net revenue	GAAP									Non-GAAP
Sales and marketing	42.4%									38.9%
Research and development	10.7%									9.2%
General and administrative	19.2%									11.5%
	72.3%									59.6%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2021
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$165,641	—	—	—	—	—	—	$165,641
Cost of revenue	70,717	(432)	(908)	—	—	—	791	70,168
Gross profit	94,924	432	908	—	—	—	(791)	95,473
Gross margin %	57.3%							57.6%

Operating expenses:
Sales and marketing	52,668	(1,827)	(1,954)	(182)	(638)	—	—	48,067
Research and development	14,764	(133)	(1,628)	—	—	—	—	13,003
General and administrative	23,633	(56)	(4,017)	(605)	—	(979)	—	17,976
Total operating expenses	91,065	(2,016)	(7,599)	(787)	(638)	(979)	—	79,046
(Loss) income from operations	3,859	2,448	8,507	787	638	979	(791)	16,427
Interest and other income (expense), net
Amortization of debt issuance costs	(492)	—	—	—	—	—	—	(492)
Interest on convertible notes	(1,737)	—	—	—	—	—	—	(1,737)
Gain on extinguishment of PPP loan	7,185	—	—	—	—	—	(7,185)	—
Other expense	(1,976)	—	—	—	—	—	—	(1,976)
Total interest and other income (expense), net	2,980	—	—	—	—	—	(7,185)	(4,205)
Income (loss) before income taxes	6,839	2,448	8,507	787	638	979	(7,976)	12,222
Income tax expense	842	—	—	—	—	—	—	842
Net income (loss)	$5,997	$2,448	$8,507	$787	$638	$979	$(7,976)	$11,380

Net income per share:
Basic	$0.34							$0.64

Weighted-average number of shares used in per share calculations:
	17,860							17,860

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	31.8%							29.0%
Research and development	8.9%							7.9%
General and administrative	14.3%							10.9%
	55.0%							47.8%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2022

Net loss	$(12,134)	$(74,552)
Adjustments:
Depreciation and amortization	1,195	3,342
Stock-based compensation	4,245	13,021
ERP implementation cost	1,351	7,712
Legal - Lutronic	566	1,062
Severance	415	415
Other adjustments	(290)	(290)
Interest and other expense, net	1,874	41,024
Income tax expense	827	874
Total adjustments	10,183	67,160

Adjusted EBITDA	$(1,951)	$(7,392)